Exhibit 10(p)(3)
     AMENDMENT NO. 2 , dated as of November 18, 2010 (this “Amendment”), among LAMAR MEDIA CORP., (the “Company”), LAMAR ADVERTISING OF PUERTO RICO, INC. (the “Initial Subsidiary Borrower” and together with the Company, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, “Administrative Agent”) and the Lenders party hereto to the Credit Agreement, dated as of April 28, 2010, by and among the Borrowers, the Administrative Agent, the Lenders and the other parties thereto (as amended, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
     WHEREAS, Section 10.02 of the Credit Agreement permits the Credit Agreement to be amended from time to time with the consent of the Company and the Required Lenders;
     NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     Section 1. Amendments
     (a) The definition of Consolidated Excess Cash Flow is hereby amended by (x) inserting “(other than Revolving Credit Loans)” after the word “Indebtedness” in each of clause (b )(ii ) and clause (b )(viii ) of such definition and (y) deleting clause (b )(vi) of such definition in its entirety to but excluding the word “plus” and replaced with “(vi) for the year ending December 31, 2010, the amount of any net reduction (if any) in the aggregate outstanding amount of Revolving Credit Loans from the Effective Date to December 31, 2010 (excluding any such reduction to the extent financed with the proceeds of Indebtedness)”; and
     (b) The definition of “Cumulative Retained Excess Cash Flow Amount” is hereby amended by inserting the phrase “(or, in the case of the year ending December 31, 2010, the amount of the reduction in Consolidated Excess Cash Flow pursuant to clause (b )(vi ) of the definition of Excess Cash Flow)” at the end of the proviso to such definition.
     Section 2. Conditions Precedent to the Effectiveness
     This Amendment shall become effective as of the date (the “Amendment Effective Date”) first written above when, and only when, the Administrative Agent shall have received this Amendment, duly executed by the Company, the Administrative Agent and Lenders constituting the Required Lenders.
     Section 3. Representations and Warranties; No Default
     On and as of the Amendment Effective Date, after giving effect to this Amendment, each Credit Party hereby represents and warrants to the Administrative Agent and each Lender that as of the Amendment Effective Date (a) no Default or Event of Default shall have occurred and be continuing and (b ) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).
     Section 4. Fees and Expenses
     Borrower agrees to pay on demand in accordance with the terms of Section 10.02 of the Credit Agreement all reasonable disbursements and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent with respect thereto).
     Section 5. Reference to and Effect on the Credit Documents
     (a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
     (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Company or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
     (d) This Amendment is a Loan Document.
     Section 6. Execution in Counterparts
     This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 7. Section Titles
     The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

     Section 8. Successors
     The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
     Section 9. Governing Law
     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LAMAR MEDIA CORP.
By:	/s/ Keith Istre
	Name:	Keith Istre
	Title:	Chief Financial Officer

LAMAR ADVERTISING OF PUERTO RICO, INC.
By:	/s/ Keith Istre
	Name:	Keith Istre
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By:	/s/ Christophe Vohmann
	Name:	Christophe Vohmann
	Title:	Executive Director

Bank of America, N.A., as a Lender
By:	/s/ Christopher S. Allen
	Name:	Christopher S. Allen
	Title:	Senior Vice President

Carlyle High Yield Partners VIII, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners IX, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners VII, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners X, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Arnage CLO, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Azure CLO, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Bristol CLO, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Daytona CLO, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle McLaren CLO, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Veyron CLO, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle Credit Partners Financing I, Ltd., as a Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Credit Agricole Corporate and Investment Bank, as a Lender
By:	/s/ David Cagle
	Name:	David Cagle
	Title:	Managing Director

By:	/s/ Brian Myers
	Name:	Brian Myers
	Title:	Managing Director

Eaton Vance CDO VIII, Ltd. By: Eaton Vance Management as Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Eaton Vance CDO IX, Ltd. By: Eaton Vance Management as Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT as Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR , as a Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Eaton Vance Medallion Floating-Rate Income Portfolio By: Eaton Vance Management As Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO. BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR, as a Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

INNOVATION TRUST 2009 BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

BLACKSTONE / GSO SECURED TRUST LTD By: GSO / Blackstone Debt Funds Management LLC as Investment Manager, as a Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

CHELSEA PARK CLO LTD. By: GSO/BLACKSTONE Debt Funds Management LLC, as a Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

COLUMBUS PARK CDO LTD. By: GSO/BLACKSTONE Debt Funds Management LLC, as a Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

RIVERSIDE PARK CLO LTD. By: GSO/BLACKSTONE Debt Funds Management LLC, as a Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

SUN LIFE ASSURANCE COMPANY of CANADA (US) By: GSO/BLACKSTONE CP Holdings LP as Sub-Advisor, as a Lender

By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

VENTURE V CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

VENTURE VII CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

VENTURE VIII CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

VENTURE IX CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

VISTA LEVERAGED INCOME FUND By its investment advisor, MJX Asset Management LLC, as a Lender
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

LightPoint CLO III, Ltd., as a Lender By Neuberger Berman Fixed Income LLC as collateral manager
By:	/s/ Colin Donlan
	Name:	Conlin Donlan
	Title:	Authorized Signatory

COLE BROOK CBNA LOAN FUNDING LLC, as a Lender
By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-in-Fact

The Royal Bank of Scotland plc, as a Lender
By:	/s/ Matthew Pennachio
	Name:	Matthew Pennachio
	Title:	Vice President

The Bank of Nova Scotia, as a Lender
By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

SCOTIABANC INC., as a Lender
By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

BAKER STREET CLO II LTD., By: Seix Investment Advisors LLC, as Collateral Manager and as a Lender

RIDGEWORTH FUNDS — SEIX FLOATING RATE HIGH INCOME FUND, By: Seix Investment Advisors LLC, as Sub-Adviser and as a Lender

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO, By: Seix Investment Advisors LLC, as Sub-Adviser and as a Lender

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Cornerstone CLO Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Granite Ventures III Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Rampart CLO 2007 Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Rampart CLO 2006-1 Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower CLO III Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower CLO IV Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower CLO V Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower CLO VI Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower CLO VII Ltd. By Stone Tower Debt Advisors LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower Loan Trust 2010 By Stone Tower Fund Management LLC As Its Collateral Manager, as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Sumitomo Mitsui Banking Corporation, as a Lender
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	Executive Officer

Sun Trust Bank, as a Lender
By:	/s/ Brian Guffin
	Name:	Brian Guffin
	Title:	Vice President

Founders Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager, as a Lender

By:	/s/ William D. Lenga
	Name:	William D. Lenga
	Title:	Manager

Grant Grove CLO, Ltd. By: Tall Tree Investment Management LLC as Collateral Manager, as a Lender

By:	/s/ William D. Lenga
	Name:	William D. Lenga
	Title:	Manager

Muir Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager, as a Lender

By:	/s/ William D. Lenga
	Name:	William D. Lenga
	Title:	Manager

FIRST 2004-II CLO, LTD. By: TCW Asset Management Company as its Collateral Manger

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

MAC CAPITAL, LTD. By: TCW Asset Management Company, as its Portfolio Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

MOMENTUM CAPITAL FUND, LTD. By: TCW Asset Management Company as its Portfolio Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

VITESSE CLO LTD. By: TCW Asset Management Company, as its Portfolio Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

Thrivent Financial for Lutherans, as a Lender
By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Portfolio Manager

Thrivent Income Fund, as a Lender
By:	/s/ Steve Lowe
	Name:	Steve Lowe
	Title:	Portfolio Manager

Thrivent Income Portfolio, as a Lender
By:	/s/ Steve Lowe
	Name:	Steve Lowe
	Title:	Portfolio Manager

U.S. Bank National Association, as a Lender
By:	/s/ Gregory D. Knugsen
	Name:	Gregory D. Knugsen
	Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Kyle R. Holtz
	Name:	Kyle R. Holtz
	Title:	Vice President

WHITNEY NATIONAL BANK, as a Lender
By:	/s/ J. Greg Scott
	Name:	J. Greg Scott
	Title:	Vice President